Exhibit XI

 European Investment Bank   SEC report   as at June 30, 2021      Financial Statements filed with the U.S. Securities and Exchange Commission  SEC report as at June 30, 2021 | 1

   European Investment Bank  Unaudited Condensed Semi-Annual Financial Statements  as at June 30, 2021  SEC Filing  2 | SEC report as at June 30, 2021

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2021 UNDER IFRS (in EUR ‘000)

ASSETS		30.06.2021 (Unaudited)		31.12.2020
1. Cash in hand, balances with central banks and post office banks		916 773		835 163
2. Treasury bills and other bills eligible for refinancing with central banks		37 180 037		32 194 810
3. Loans and advances to credit institutions				
a) repayable on demand	716 307		613 764	
b) other loans and advances	80 142 033		60 268 922	
c) loans	98 614 577		106 066 078	
d) impairment on loans and advances, net of reversals	- 82 552		- 125 922	
		179 390 365		166 822 842
4. Loans and advances to customers				
a) other loans and advances	377 611		900 604	
b) loans	342 026 930		344 965 282	
c) impairment on loans and advances, net of reversals	- 312 158		- 482 180	
		342 092 383		345 383 706
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 665 136		5 200 497	
b) issued by other borrowers	7 051 284		7 720 588	
		12 716 420		12 921 085
6. Shares and other variable-yield securities		15 107 088		13 323 450
7. Derivative assets		44 554 863		53 285 964
8. Property, furniture and equipment		394 285		371 854
9. Intangible assets		49 636		39 279
10. Other assets		156 094		81 132
11. Subscribed capital and reserves, called but not paid		1 294 290		1 454 535
12. Prepayments		267 075		319 762
13. Assets held for sale		0		11 000
TOTAL ASSETS		**634 119 309**		**627 044 582**

LIABILITIES AND EQUITY		30.06.2021 (Unaudited)		31.12.2020
1. Amounts owed to credit institutions				
a) repayable on demand	3 200 011		4 197 199	
b) with agreed maturity or periods of notice	18 643 886		12 302 079	
		21 843 897		16 499 278
2. Amounts owed to customers				
a) repayable on demand	1 598 493		1 680 511	
b) with agreed maturity or periods of notice	106 885		20 951	
		1 705 378		1 701 462
3. Debts evidenced by certificates				
a) debt securities in issue	477 241 073		471 636 014	
b) others	12 337 264		13 260 959	
		489 578 337		484 896 973
4. Derivative liabilities		31 316 388		38 355 226
5. Other liabilities		5 899 289		5 487 842
6. Deferred income		427 480		434 583
7. Provisions				
a) pension plans and health insurance scheme	8 652 873		9 569 495	
b) provisions for guarantees issued and commitments	45 426		61 084	
		8 698 299		9 630 579
TOTAL LIABILITIES		559 469 068		557 005 943
8. Capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
9. Consolidated reserves				
a) reserve fund	24 879 561		24 328 415	
b) additional reserves	9 486 859		6 486 767	
c) fair value reserve	635 103		522 532	
d) special activities reserve	12 152 954		11 736 896	
e) general loan reserve	2 021 337		2 135 891	
		49 175 814		45 210 501
10. Profit for the financial period/year		3 283 712		2 637 423
Total equity attributable to the equity holders of the Bank		74 650 241		70 038 639
TOTAL EQUITY		74 650 241		70 038 639
TOTAL LIABILITIES AND EQUITY		**634 119 309**		**627 044 582**

SEC report as at **June 30, 2021** | 3

EIB GROUP CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2021 UNDER IFRS
(in EUR '000)

			H1 2021 (Unaudited)		H1 2020 (Unaudited)		2020
1.	Interest and similar income		9 978 339		14 987 690		17 823 932
2.	Interest expense and similar charges		- 8 489 198		- 13 504 745		- 14 901 098
3.	Income from shares and other variable-yield securities		293 106		121 815		275 473
4.	Fee and commission income		257 956		208 914		497 687
5.	Fee and commission expense		- 172 075		- 138 918		- 327 649
6.	Result on financial operations		1 867 096		- 1 029 727		649 410
7.	Other operating income		62		1 025		5 557
8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		216 946		- 1 073 994		- 26 464
9.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		5 559		- 49 507		835
10.	General administrative expenses						
	a) staff costs	- 557 315		- 515 094		- 1 049 435	
	b) other administrative expenses	- 77 379		- 76 717		- 223 575	
			- 634 694		- 591 811		- 1 273 010
11.	Depreciation and amortisation: property, furniture and equipment and intangible assets						
	a) property, furniture and equipment	- 33 487		- 31 527		- 69 240	
	b) intangible assets	- 5 898		- 5 877		- 18 010	
			- 39 385		- 37 404		- 87 250
12.	Profit/Loss for the financial period/year		3 283 712		- 1 106 662		2 637 423
	Attributable to:						
	Equity holders of the Bank		3 283 712		- 1 106 662		2 637 423

EIB GROUP CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2021 UNDER IFRS
(in EUR '000)

	H1 2021 (Unaudited)	H1 2020 (Unaudited)	2020
Profit/Loss for the financial period/year	3 283 712	- 1 106 662	2 637 423
Other comprehensive income/loss			
Items that will never be reclassified to profit or loss:			
Remeasurements of defined benefit liability	1 101 964	- 280 580	- 1 157 082
Changes in fair value attributable to change in the own credit risk of financial liabilities designated at the FVO - fair value reserve	124 209	111 040	- 109 852
Net gains / losses on investment in equity instruments designated at FVOCI	34 105	46 816	22 122
Items that are or may be reclassified to profit or loss:			
Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve	- 45 743	- 157 944	- 102 184
Total other comprehensive income/loss	1 214 535	- 280 668	- 1 346 996
Total comprehensive income/loss	4 498 247	- 1 387 330	1 290 427
Attributable to:			
Equity holders of the Bank	4 498 247	- 1 387 330	1 290 427

4 | SEC report as at June 30, 2021

EIB GROUP CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)

For the half year ended June 30, 2021	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the year/period before appropriation	Total	Total consolidated equity
Balance at January 1, 2020	**243 284 155**	**- 221 585 020**	**24 328 415**	**8 000 597**	**712 446**	**10 777 675**	**2 170 177**	**2 957 590**	**70 646 035**	**70 646 035**
Comprehensive income										
Profit for the financial year	0	0	0	0	0	0	0	2 637 423	2 637 423	2 637 423
Other comprehensive income	0	0	0	- 1 157 082	- 189 914	0	0	0	- 1 346 996	- 1 346 996
Total comprehensive income	**0**	**0**	**0**	**- 1 157 082**	**- 189 914**	**0**	**0**	**2 637 423**	**1 290 427**	**1 290 427**
Appropriation of prior year's result	**0**	**0**	**0**	**2 032 655**	**0**	**959 221**	**- 34 286**	**- 2 957 590**	**0**	**0**
Other	0	0	0	- 416	0	0	0	0	- 416	- 416
Transactions with owners of the Group										
Capital to be paid to the UK as from February 1, 2020	- 39 195 022	35 699 118	0	0	0	0	0	0	- 3 495 904	- 3 495 904
Symmetrical Capital Replacement as of March 1, 2020	39 195 022	- 35 699 118	0	- 3 495 904	0	0	0	0	0	0
Asymmetrical Capital Increase for Poland and Romania as of March 1, 2020	5 511 452	- 5 019 872	0	1 106 917	0	0	0	0	1 598 497	1 598 497
Total transactions with owners of the Group	**5 511 452**	**- 5 019 872**	**0**	**- 2 388 987**	**0**	**0**	**0**	**0**	**- 1 897 407**	**- 1 897 407**
Balance at December 31, 2020	**248 795 607**	**- 226 604 892**	**24 328 415**	**6 486 767**	**522 532**	**11 736 896**	**2 135 891**	**2 637 423**	**70 038 639**	**70 038 639**
Comprehensive income										
Profit for the financial period	0	0	0	0	0	0	0	3 283 712	3 283 712	3 283 712
Other comprehensive income	0	0	0	1 101 964	112 571	0	0	0	1 214 535	1 214 535
Total comprehensive income	**0**	**0**	**0**	**1 101 964**	**112 571**	**0**	**0**	**3 283 712**	**4 498 247**	**4 498 247**
Appropriation of prior year's result	**0**	**0**	**551 146**	**1 784 773**	**0**	**416 058**	**- 114 554**	**- 2 637 423**	**0**	**0**
Other	0	0	0	113 355	0	0	0	0	**113 355**	**113 355**
Balance at June 30, 2021 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**9 486 859**	**635 103**	**12 152 954**	**2 021 337**	**3 283 712**	**74 650 241**	**74 650 241**

SEC report as at **June 30, 2021** | 5

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2021 UNDER IFRS (in EUR '000)

	H1 2021 (Unaudited)	H1 2020 (Unaudited)	2020
A. Cash flows from operating activities:			
Profit/Loss for the financial period/year	3 283 712	- 1 106 662	2 637 423
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	- 216 946	1 073 994	26 464
Depreciation and amortisation on property, furniture and equipment and intangible assets, and write-off	39 359	37 404	87 300
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	- 5 559	49 507	- 835
Change in fair value adjustment of debt securities	188 485	74 366	- 82 783
IFRS adjustments on loans and associated swaps	191 005	- 7 794	- 36 174
IFRS adjustments on borrowings and associated swaps	58 334	163 540	- 267 844
IFRS adjustments on other derivatives	- 232 288	616 326	540 944
Net interest income	- 1 489 141	- 1 482 945	- 2 922 834
Effect of exchange rate changes	18 692	- 2 269 264	10 530
Profit/Loss on operating activities	**1 835 653**	**- 2 851 528**	**- 7 809**
Disbursements of loans and advances to credit institutions and customers	- 16 413 450	- 23 998 863	- 51 605 321
Repayments of loans and advances to credit institutions and customers	24 659 307	22 661 642	48 874 685
Change in other loans and advances	8 284 597	12 845 476	12 798 500
Change in deposits with central banks	- 24 124	- 15 507	1 621
Change in treasury operational portfolios	- 9 607 500	- 3 379 400	593 177
Change in amounts owed to credit institutions and customers	5 348 535	- 761 203	9 134 010
Change in provisions for pension plans and health insurance scheme	125 734	262 759	602 440
Change in provisions for guarantees issued and commitments	679	15 070	2 825
Change in interest accrued on cash and cash equivalents	6 993	18 521	30 054
Change in other assets and other liabilities	356 923	25 138	- 64 392
Interest received	5 797 864	14 797 168	14 298 798
Interest paid	- 5 866 279	- 10 513 278	- 14 262 269
Net cash from/(used in) operating activities	**14 504 932**	**9 105 995**	**20 396 319**
B. Cash flows from investing activities:			
Securities from Long Term Hedge Portfolio matured during the period/year	507 288	61 000	61 000
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 799 336	- 2 154 823	- 3 109 456
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 805 463	2 525 979	3 307 500
Additions on shares and other variable-yield securities	- 1 056 905	- 556 213	- 2 185 459
Reflows on shares and other variable-yield securities	957 038	227 278	1 194 465
Purchase of property, furniture and equipment and intangible assets	- 25 055	- 19 655	- 62 285
Net cash from/(used in) investing activities	**2 388 493**	**83 566**	**- 794 235**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	71 443 501	108 253 751	150 299 236
Redemption of debts evidenced by certificates	- 63 370 596	- 93 783 728	- 150 160 396
Member States' contribution	159 850	0	159 850
Purchase / Subscription of EIF shares	387 578	- 13 267	- 13 267
Sale of EIF shares	0	1 760	7 510
Payments of lease liability	- 20 438	- 20 039	- 40 697
Net cash from/(used in) financing activities	**8 599 895**	**14 438 477**	**252 236**
Summary statement of cash flows:			
Cash and cash equivalents at beginning of financial year	**48 074 653**	**29 709 759**	**29 709 759**
Net cash from/(used in):			
Operating activities	14 504 932	9 105 995	20 396 319
Investing activities	2 388 493	83 566	- 794 235
Financing activities	8 599 895	14 438 477	252 236
Effect of exchange rate changes on cash held	121 535	- 290 868	- 1 489 426
Cash and cash equivalents at end of financial period/year	**73 689 508**	**53 046 929**	**48 074 653**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	783 280	759 006	725 794
Money market securities	623 774	9 190 362	2 801 772
Loans and advances to credit institutions and customers:			
Repayable on demand	716 307	623 090	613 764
Other loans and advances	71 566 147	42 474 471	43 933 323
	73 689 508	**53 046 929**	**48 074 653**

(in EUR'000)	2020	Cash flows	Non-cash changes: Exchange adjustments	Non-cash changes: Fair value adjustment and accrued interest on borrowings	Other changes	H1 2021 (Unaudited)
Long-term borrowings	474 605 141	3 840 949	5 719 856	- 9 424 012	0	474 741 934
Lease liability	124 275	- 20 438	- 1 117	93	47 091	149 904
Short-term borrowings	10 291 832	4 231 956	312 615	0	0	14 836 403
Total liabilities from financing activities	**485 021 248**	**8 052 467**	**6 031 354**	**- 9 423 919**	**47 091**	**489 728 241**

6 | SEC report as at June 30, 2021

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2021 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS 34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2021 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2021.

The audited consolidated financial statements as at and for the financial year ended December 31, 2020 were prepared in accordance with International Financial Reporting Standards ("IFRS") as endorsed by the EU. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2021 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2020.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2021	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	98 614 577	342 026 930	440 641 507
- Undisbursed portion	30 365 083	83 891 298	114 256 381
Aggregate loans granted	128 979 660	425 918 228	554 897 888

Analysis of aggregate loans granted (before provisions) as at December 31, 2020	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	106 066 078	344 965 282	451 031 360
- Undisbursed portion	32 365 353	81 697 777	114 063 130
Aggregate loans granted	138 431 431	426 663 059	565 094 490

Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the "Bank") currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at June 30, 2021 | 7

The movements in the Expected Credit Losses ("ECL") have been accounted for as at June 30, 2021 and as at December 31, 2020 as follows:

Impairment on disbursed loans and advances (in million EUR)						
	30.06.2021			31.12.2020		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	3	21	24	15	58	73
Stage 2	23	136	159	50	177	227
Stage 3	57	155	212	61	247	308
Total	**83**	**312**	**395**	**126**	**482**	**608**

Impairment on undisbursed loans and advances (in million EUR)						
	30.06.2021			31.12.2020		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	1	4	5	2	8	10
Stage 2	14	13	27	22	15	37
Stage 3	0	3	3	0	3	3
Total	**15**	**20**	**35**	**24**	**26**	**50**

8 | SEC report as at **June 30, 2021**

NOTE C **Debts evidenced by certificates (in EUR '000)**

PAYABLE IN	OUTSTANDING AT 30.06.2021 (UNAUDITED)	AVERAGE RATE (*) 30.06.2021 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2020	AVERAGE RATE (*) 31.12.2020
EUR	252 045 166	1.36	2021/2061	245 471 198	1.52
USD	107 622 762	1.53	2021/2058	102 980 060	1.79
GBP	45 359 633	2.11	2021/2054	42 714 537	2.41
AUD	8 679 541	2.66	2022/2042	8 097 915	3.33
PLN	6 550 740	2.06	2021/2029	6 417 089	2.15
SEK	6 241 717	1.43	2022/2040	6 625 774	1.51
NOK	5 343 256	1.65	2022/2037	5 092 022	1.80
CAD	5 198 241	2.08	2021/2045	4 251 495	2.24
CHF	3 840 893	1.96	2022/2036	4 089 335	2.01
ZAR	2 590 606	7.87	2021/2035	2 529 078	8.02
JPY	1 528 854	1.42	2021/2053	2 191 824	1.12
TRY	1 213 701	10.08	2021/2027	1 407 381	10.14
MXN	1 121 387	6.41	2022/2028	1 359 375	6.09
DKK	783 216	0.71	2024/2031	782 722	0.71
CNY	442 782	2.56	2022/2024	298 909	2.50
CZK	348 616	1.95	2021/2034	338 599	1.94
NZD	293 668	2.42	2021/2028	264 955	2.12
RUB	121 006	4.89	2022/2026	54 665	5.85
HKD	43 340	0.31	2022/2022	131 380	1.56
HUF	0	-	-	165 436	0.82
Fair value adjustment on borrowings	40 209 212			49 633 224	
TOTAL	**489 578 337**			**484 896 973**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2021 and EUR 500m in 2020). All such borrowings are hedged in full through structured swap operations.

NOTE D **Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price**

As at June 30, 2021, the Bank held 61.26% of the EIF's subscribed capital (58.82% as at December 31, 2020).

Under the terms of the Replacement Share Purchase Undertaking, the Bank was offering to buy the remaining subscribed shares from the EIF's other shareholders for a price of EUR 439,717.18 per share as at June 30, 2021. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

SEC report as at June 30, 2021 | 9

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2021 (Unaudited)		31.12.2020
Commitments:				
- EBRD capital uncalled		**712 630**		**712 630**
- Undisbursed loans				
credit institutions	30 365 083		32 365 353	
customers	83 891 298		81 697 777	
		114 256 381		**114 063 130**
- Undisbursed venture capital operations		**5 509 747**		**5 390 859**
- Undisbursed investment funds		**3 199 414**		**3 273 437**
- Borrowings launched but not yet settled		**1 360 496**		**223 950**
- Undisbursed loan substitutes		**196 898**		**0**
- Securities receivable		**86 732**		**0**
- Securities payable		**42 000**		**0**
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		**24 161 809**		**21 982 164**
Assets held on behalf of third parties:				
- Investment Facility - Cotonou	3 807 281		3 578 669	
- Innovation Fund	2 928 967		0	
- Guarantee Fund	2 832 485		2 854 866	
- InnovFin	1 795 591		1 836 483	
- Modernisation fund	1 493 518		0	
- NER300	1 201 165		1 953 380	
- Fund of Funds (JESSICA II)	948 205		851 994	
- CEF	852 391		803 348	
- COSME LGF & EFG	548 822		610 789	
- JESSICA (Holding Funds)	527 853		544 833	
- EU-Africa Infrastructure Trust Fund	513 368		523 196	
- ESIF	458 023		444 895	
- JEREMIE	309 865		311 157	
- SME initiative Italy	264 818		165 539	
- SME initiative Romania	237 052		240 293	
- NPI Securitisation Initiative (ENSI)	190 642		171 248	
- REG	173 816		159 057	
- GF Greece	162 196		162 062	
- Special Section	140 187		182 785	
- Partnership Platform for Funds	140 161		137 152	
- EaSI	105 288		116 387	
- RSFF (incl. RSI)	103 485		105 778	
- DCFTA	101 652		100 929	
- GIF 2007	97 102		67 375	
- SME initiative Bulgaria	91 939		93 965	
- EFSI-EIAH	89 472		16 633	
- InnovFin SME Guarantee	84 501		75 964	
- InnovFin Equity	80 072		60 177	
- ENPI	77 022		94 188	
- SME initiative Finland	66 107		67 943	
- SMEG 2007	61 825		64 996	
- MAP Equity	59 938		53 751	
- AECID	57 931		61 327	
- Private Finance for Energy Efficiency Instrument	53 839		53 745	
- WB EDIF	46 990		48 560	
- Cultural Creative Sectors Guarantee Facility	41 116		43 435	

10 | SEC report as at June 30, 2021

Note E Commitments, contingent liabilities and other memorandum items (in EUR ‘000) (continued) 30.06.2021 31.12.2020 (Unaudited) Assets held on behalf of third parties (Continued): - NIF Trust Fund 40 274 42 483 - German Corona Matching Facility (CMF) 31 571 62 423 -GAGF 30 478 30 781 - MAP guarantee 30 377 30 445 - NI F Risk Capital Facility 28 996 28 066 - FEMIP Trust Fund 26 134 34 663 -IPA II 25 200 36 137 - SME initiative Malta 20 434 20 779 - EPTA Trust Fund 19 480 18 962 - AGRI 17 340 17 400 -NPI 14 860 13 349 - Bundesministerium fur Wirtschaft und Technologie 14 606 18 031 - Natural Capital Financing Facility 10 386 10 731 - TTA Turkey 7 716 5 938 -MOD 5 351 2 157 - Student Loan Guarantee Facility 4 435 4 550 -GEEREF 3 457 3 548 - BIF 2 729 4 623 -PGFF 2 482 2 575 -Alp GIP 2 410 1 521 - Central Europe FoF 1 891 1 409 - ROI Advisory 1 429 0 - European Technology Facility 1 211 1 068 - LFA-EIF Facility 1 202 1 826 - EU Trade and Competiteveness Program 968 1 056 - GEEREF Technical Support Facility 775 727 - SME initiative Spain 733 2 018 -TTP 469 471 - G43 Trust Fund 284 284 -GGF 7 7 - EPPA 0 11 21 092 370 17 054 938 Other items: - Nominal value of interest-rate swaps 556 613 682 538 995 110 - Nominal value of currency swap contracts payable 241 573 818 226 957 983 - Nominal value of currency swap contracts receivable 240 805 531 223 256 109 - Nominal value of short-term currency swap contracts receivable 26 958150 22 374 714 - Nominal value of short-term currency swap contracts payable 26 750 957 22 471 884 - Future contracts 3 549 465 0 - Currency swaps launched but not yet settled payable 2 357 442 0 - Currency swaps launched but not yet settled receivable 2 357 384 0 - Currency forwards 540 784 551 359 - Special deposits for servicing borrowings 19 104 810 Note E Commitments, contingent liabilities and other memorandum items (in EUR ‘000) (continued) SEC report as at June 30, 2021 | 11

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION

CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2021 (in EUR '000)

	EU Accounting	Directives	Adjustment			IFRS
ASSETS		30.06.2021 (Unaudited)	Impact	Ref.		30.06.2021 (Unaudited)
1. Cash in hand, balances with central banks and post office banks		916 773	0			916 773
2. Treasury bills and other bills eligible for refinancing with central banks		37 077 938	102 099	A.1, B.1, C		37 180 037
3. Loans and advances to credit institutions						
a) repayable on demand	716 307		0		716 307	
b) other loans and advances	80 146 789		- 4 756	A.2, B.4	80 142 033	
c) loans	96 910 536		1 704 041	A.2, B.4	98 614 577	
d) impairment on loans and advances, net of reversals	- 62 029		- 20 523	C	- 82 552	
		177 711 603				179 390 365
4. Loans and advances to customers						
a) other loans and advances	377 687		- 76	A.2, B.4	377 611	
b) loans	322 179 482		19 847 448	A.2, B.4	342 026 930	
c) impairment on loans and advances, net of reversals	- 415 234		103 076	C	- 312 158	
		322 141 935				342 092 383
5. Debt securities including fixed-income securities						
a) issued by public bodies	5 633 684		31 452	A.1, B.1, C	5 665 136	
b) issued by other borrowers	7 006 001		45 283	A.1, B.1, C	7 051 284	
		12 639 685				12 716 420
6. Shares and other variable-yield securities		8 934 240	6 172 848	B.2, B.3		15 107 088
7. Participating interests		353 898	- 353 898	B.3		0
8. Derivative assets		0	44 554 863	B.5		44 554 863
9. Property, furniture and equipment		245 953	148 332	G		394 285
10. Intangible assets		49 636	0			49 636
11. Other assets		114 372	41 722	B.5, H		156 094
12. Subscribed capital and reserves, called but not paid		1 278 798	15 492	I		1 294 290
13. Prepayments		13 322 055	- 13 054 980	A.1, A.2, A.4, B.1, B.4, B.5		267 075
TOTAL ASSETS		**574 786 886**				**634 119 309**

	EU Accounting	Directives	Adjustment			IFRS
LIABILITIES AND EQUITY		30.06.2021 (Unaudited)	Impact	Ref.		30.06.2021 (Unaudited)
1. Amounts owed to credit institutions						
a) repayable on demand	3 201 107		- 1 096	A.3	3 200 011	
b) with agreed maturity or periods of notice	18 677 960		- 34 074	A.3	18 643 886	
		21 879 067				21 843 897
2. Amounts owed to customers						
a) repayable on demand	1 598 493		0		1 598 493	
b) with agreed maturity or periods of notice	106 910		- 25	A.3	106 885	
		1 705 403				1 705 378
3. Debts evidenced by certificates						
a) debt securities in issue	440 109 664		37 131 409	A.4	477 241 073	
b) others	9 259 461		3 077 803	A.4	12 337 264	
		449 369 125				489 578 337
4. Derivative liabilities		0	31 316 388	B.5		31 316 388
5. Other liabilities		4 423 062	1 476 227	A.2, B.5, E, G, H		5 899 289
6. Deferred income		16 455 327	- 16 027 847	A.1, A.2, A.3, A.4, B.1, B.4, B.5, F		427 480
7. Provisions						
a) pension plans and health insurance scheme	4 054 176		4 598 697	D	8 652 873	
b) provisions for guarantees issued and commitments	23 319		22 107	C	45 426	
		4 077 495				8 698 299
TOTAL LIABILITIES		**497 909 479**				**559 469 068**
8. Capital						
a) subscribed	248 795 607		0		248 795 607	
b) uncalled	- 226 604 892		0		- 226 604 892	
		22 190 715				22 190 715
9. Consolidated reserves						
a) reserve fund	24 879 561		0		24 879 561	
b) additional reserves	12 786 273		- 3 299 414	A-H	9 486 859	
c) fair value reserve	0		635 103	A.4, B.2, B.5	635 103	
d) special activities reserve	12 152 954		0		12 152 954	
e) general loan reserve	2 021 337		0		2 021 337	
		51 840 125				49 175 814
10. Profit for the financial period		1 502 189	1 781 523	A-I		3 283 712
11. Equity attributable to non-controlling interests		1 344 378	- 1 344 378	E		0
TOTAL EQUITY		**76 877 407**				**74 650 241**
TOTAL LIABILITIES AND EQUITY		**574 786 886**				**634 119 309**

12 | SEC report as at June 30, 2021

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the half year ended June 30, 2021 (in EUR '000)

		EU Accounting Directives H1 2021 (Unaudited)	Adjustment Impact	Ref.		IFRS H1 2021 (Unaudited)
1. Interest and similar income		10 044 457	- 66 118	A.1, A.2, B.1, B.4, B.5, I		9 978 339
2. Interest expense and similar charges		- 8 451 507	- 37 691	A.4, B.5, D, E, G		- 8 489 198
3. Income from shares and other variable-yield securities		293 106	0			293 106
4. Fee and commission income		252 209	5 747	F		257 956
5. Fee and commission expense		- 172 075	0			- 172 075
6. Result on financial operations		70 796	1 796 300	A.1, A.2, A.4, B.1, B.2, B.3, B.4, B.5, G, H		1 867 096
7. Other operating income		62	0			62
8. Change in impairment on loans and advances and provisions for guarantees, net of reversals		161 124	55 822	C, H		216 946
9. Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		14 825	- 9 266	C, B.3		5 559
10. General administrative expenses						
a) staff costs	- 564 171		6 856	D	- 557 315	
b) other administrative expenses	- 97 817		20 438	G	- 77 379	
		- 661 988				- 634 694
11. Depreciation and amortisation: property, furniture and equipment and intangible assets						
a) property, furniture and equipment	- 11 633		- 21 854	G	- 33 487	
b) intangible assets	- 5 898		0		- 5 898	
		- 17 531				- 39 385
12. Profit for the financial period		**1 533 478**				**3 283 712**
Attributable to:						
Non-controlling interests		31 289	- 31 289	E		0
Equity holders of the Bank		**1 502 189**				**3 283 712**

SEC report as at June 30, 2021 | 13

Valuation and income recognition differences between IFRS and EU Accounting Directives A Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting) 1 Debt securities portfolio Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost (with the exception of the Securities Liquidity Portfolio). Accrued interest is recorded under consolidated balance sheet item "Prepayments and accrued income". Accrued retrocessions and up-front fees are recorded under consolidated balance sheet item "Accruals and deferred income". Under IFRS, the Group applies hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged. Economically hedged debt securities that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss. Accrued interest less accrued retrocessions and unamortized up-front fees are reported on the consolidated balance sheet within the balance of the instrument to which it relates. Changes in fair values and hedge fair values of hedged debt securities are recognised in the income statement under "Result on financial operations". 2 Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". Under IFRS, the Group applies hedge accounting to eligible hedged loans. The carrying amount of these loans is adjusted for the fair value attributable to the risk being hedged. Economically hedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss. Changes in fair values and hedge fair values of loans are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the asset to which it relates. Accrued interest on loans and advances, which are credit impaired, are reversed under "Interest receivable and similar income". Under IFRS the up-front fees on loans: • are recognised immediately under "Result on financial operations" in the consolidated income statement for the loans that are designated to the fair value option; • are amortised over the maturity of the loan and recognised in consolidated balance sheet under "Loans and advances to credit institutions and customers" for the loans that are designated to hedge accounting and/or amortised cost. Under IFRS, a substantial contractual modification on the cash flows of a financial asset measured at amortised cost leads to the recording of the new financial asset at its fair value, and the recording of the net modification gain or loss impact in the consolidated income statement under "Result on financial operations". Transitory accounts on loans are reclassified from "Other liabilities" to the loan balance to which they relate. 14 | SEC report as at June 30, 2021

3 Amounts owed to credit institutions and customers Under EU Accounting Directives, "Amounts owed to credit institutions" and "Amounts owed to customers" are presented in the consolidated balance sheet at their redemption amounts. Interest on amounts owed to credit institutions and customers is recorded in the consolidated profit and loss account on an accrual basis as "Interest payable and similar charges" or "Interest receivable and similar income" if interest is negative. Accrued interest is included in "Accruals and deferred income". Under IFRS, "Amounts owed to credit institutions" and "Amounts owed to customers" are initially recorded at cost and are presented in the consolidated balance sheet at amortised cost. Interest on amounts owed to credit institutions and customers is recorded in the consolidated income statement as "Interest expense and similar charges" or "Interest and similar income" using the effective interest method. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. 4 Debts evidenced by certificates Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under consolidated balance sheet item "Accruals and deferred income". Issuance fees and redemption premiums or discounts, which are recorded under "Prepayments and accrued income" or "Accruals and deferred income", are amortised on a straightline basis and subsequently recognised in the consolidated profit and loss account under "Interest payable and similar charges". Under IFRS, the Group applies hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates is adjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at fair value through profit or loss. Changes in fair values and hedge fair values of debts evidenced by certificates are recognised in the consolidated income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the debt instrument to which it relates. Issuance fees and redemption premiums or discounts are reported on the consolidated balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates using the effective interest method, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case the issuance fees, premiums/discounts and redemption premiums are recognised immediately in the consolidated income statement under "Result on financial operations". For debts evidenced by certificates designated to the fair value option, own credit adjustment ("OCA"), reflecting own credit risk as per IFRS 13, is calculated and the respective changes are recorded in "Other comprehensive income" ("OCI") in the "Fair value reserve". Under IFRS, the Group has one transaction that meets the offsetting of financial assets and financial liabilities criteria. B Financial assets and liabilities classified mandatorily at fair value through profit or loss or designated at fair value through other comprehensive income 1 Debt securities portfolio Under EU Accounting Directives, debt securities portfolios with the exception of the Securities Liquidity Portfolio are recorded at purchase price and measured at amortised cost. Securities Liquidity Portfolio debt securities are carried at fair value. Changes in fair value are reflected directly in consolidated income statement under "Result on financial operations". Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" and "Accruals and deferred income". SEC report as at June 30, 2021 | 15

Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss. Changes in fair values of these debt securities are recognised in the income statement under "Result on financial operations". Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under "Result on financial operations" in the consolidated income statement. 2 Shares and other variable-yield securities Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost reduced by any reflow resulting from repayments. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date. Respective value adjustments are recorded under "Result on financial operations". Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the consolidated income statement under "Result on financial operations", except of the investment in European Bank for Reconstruction and Development ("EBRD") whose fair value changes are reflected in OCI under "Fair value reserve". 3 Participating interests Under EU Accounting Directive, "Participating interests" are accounted for using the equity method as defined under EU-AD based on methods consistent with the Group’s accounting policies. Respective value adjustments are recorded under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests". Under IFRS, participating interests are included within "Shares and other variable-yield securities" and respective fair value adjustments are recorded in "Result on financial operations". 4 Loans and advances Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income". Under IFRS, loans that are not eligible for amortised cost, are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under "Result on financial operations" in the consolidated income statement. Changes in fair values of loans are recognised in the consolidated income statement under "Result on financial operations". 5 Derivative assets and liabilities a Treasury derivatives Under EU Accounting Directives, derivative instruments in the Security liquidity portfolios are marked to market and recorded under "Other assets" or "Other liabilities". Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Under IFRS, all derivative assets and derivative liabilities are recognised on the consolidated balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates. Credit valuation adjustment ("CVA"), Debit valuation adjustment ("DVA") and Collateral Value adjustment ("CollVA") are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". 16 | SEC report as at June 30, 2021

b Derivatives and hedging activities Under EU Accounting Directives, hedging derivative instruments are not recognised on balance sheet. They are reported off balance sheet at nominal amount. Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar charges". Under IFRS, all derivative assets and derivative liabilities are recognised on balance sheet and measured at fair value through profit or loss. Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates. CVA, DVA and CollVA are included in the fair valuation of derivatives. Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations". The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under "Result on financial operations". For derivatives used in hedge accounting, the gain or loss of the designated part of the hedging instrument is recognised in consolidated the income statement. In addition, the Group separates the fair value of the foreign currency basis spread ("CBS") from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under OCI and is amortised linearly over the residual lifetime of the hedge in the consolidated income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI. For derivatives used in hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative using the effective interest method, unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under "Result on financial operations". Under IFRS, the Group has two transactions that meet the offsetting of financial assets and financial liabilities criteria. C Impairment of financial assets measured at amortised cost and loan commitments Under EU Accounting Directives, value adjustments on loans and advances are recorded where (i) there is a risk of non-recovery of all or part of their amounts, or (ii) to capture loans in the portfolio which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account as "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities" and are deducted from the appropriate asset items on the consolidated balance sheet. Value adjustments for debt securities are recorded, if these are other than temporary, or to capture debt securities which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests" and are deducted from the appropriate asset items on the consolidated balance sheet. Under IFRS, the Group is required to recognise a loss allowance for all loans and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance is based on either lifetime Expected Credit Loss ("ECL"), if there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit-impaired or otherwise on 12-months ECL. Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the consolidated balance sheet. For off-balance sheet items, a provision for credit loss is reported under "Provisions b) provisions for guarantees issued and commitments". SEC report as at June 30, 2021 | 17

Changes in the ECL allowances are recorded in the consolidated income statement either under: • "Change in impairment on loans and advances and provisions for guarantees, net of reversals" for loans and loan commitments or; • "Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals" for debt securities. D Pension funds Under EU Accounting Directives, a 10% corridor approach is adopted, whereby prior year cumulative actuarial surpluses or deficits in excess of 10% of the commitments for retirement benefits are recognised over the expected average remaining service lives of the plan's participants on a straight-line basis in "General administrative expenses a) staff costs". Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans. Cumulative actuarial surpluses and deficits are recognised in full in OCI under "Additional reserves". Adjustments to staff cost are recognised under "General administrative expenses a) staff costs" and adjustments to interest cost under "Interest expense and similar charges". E Non-controlling interest adjustment The Bank and the European Investment Fund (the "EIF") together are defined as the Group. The Bank granted a put option to the minority shareholders on their entire holding of its subsidiary, the EIF. Under EU Accounting Directives, the non-controlling interest is recorded separately in the consolidated balance sheet under "Equity attributable to minority interest" while the put option is recorded in the consolidated off-balance sheet of the Group. Under IFRS, the non-controlling interest is reclassified and a corresponding financial liability in the amount of the fair value of the option’s exercise price is recognised under "Other liabilities" and attributed to owners of the parent. Subsequently, this financial liability is measured in accordance with IFRS 9, i.e. any changes in the fair value of the financial liability subsequent to the acquisition date are recognised in the consolidated income statement under "Interest expense and similar charge". Any excess or deficit of non-controlling interest over the agreed price is reversed to "consolidated reserves". F Fee and commission income The Group recognises under EU Accounting Directives and IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed. For certain mandates, the Group has established a deferred income policy in order to address the misalignment between the receipt of income and the services/cost incurred by the Group during the lifetime of the respective mandate. Corresponding adjustments are recorded in the consolidated balance sheet under "Deferred income" and released against "Fee and commission income". Under EU Accounting Directives, this deferral mechanism is only applied prospectively over time, i.e. recognising deferred revenue of the financial year, while under IFRS, the Group used the modified retrospective approach, i.e. recognising the cumulative impact at transition to IFRS 15 in equity. This resulted in a different stock of deferred income and corresponding amounts of revenue to be recorded over the individual years. 18 | SEC report as at June 30, 2021

G Leases Under EU Accounting Directives, the rental charges are recorded under "General administrative expenses b) other administrative expenses". In accordance with IFRS 16, the Group assesses whether a contract is a lease or not. In the case of lease, the Group recognises a right-of-use asset and a lease liability, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new). The above-mentioned right-of-use assets are recognised under "Property, furniture and equipment" and corresponding lease liability is recognised under "Other liabilities". Subsequently, the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessing for any impairment, on an annual basis. The depreciation for the right-of-use assets is recorded under "Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment". The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications. The interest from unwind of lease liability is recorded in the consolidated income statement under "Interest expense and similar charges". The revaluation result is recorded in the consolidated income statement under "Result on financial operations". H Financial Guarantee Contracts Under EU Accounting Directives, net liabilities from financial guarantees are presented in the consolidated balance sheet under "Provisions b) provision in respect of guarantee operations". Unrealised gains representing the excess of the net present value of expected future premium inflows over the amount of the excepted payment obligations remain unrecognised. Any increase or decrease in the net liability is recognised in the consolidated profit and loss account under "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities". Under IFRS, net unrealised gains from financial guarantees are recorded in the consolidated balance sheet under "Other assets" in case the measurement of a financial guarantee contract results in a net asset position. In case the measurement of a financial guarantee contract results in a net liability position, contracts for which the amortised initial NPV is higher than the 12- months ECL or lifetime ECL, are presented under "Other liabilities". Guarantee contracts that are credit-impaired and for which a loss allowance based on lifetime ECL is recognised, are presented under "Provisions for guarantees issued and commitments". Any increase or decrease in the "Other assets" or "Other liabilities" relating to financial guarantees is recognised in the consolidated income statement under "Result on financial operations". Any increase or decrease in the "Provisions for guarantees issued and commitments" relating to financial guarantees other than the settlement of guarantee calls is recognised in the consolidated income statement under "Change in impairment on loans and advances and provisions for guarantees, net of reversals". I Subscribed capital and reserves, called but not paid Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains the future payments from Poland and Romania following their capital increase at March 1, 2020. Under IFRS, these future payments are discounted using a discounted cash flow method. The discounting impact is reported under "Interest and similar income" and its amortisation is under "Interest expense and similar charges". SEC report as at June 30, 2021 | 19

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2021 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2021 (Unaudited)		31.12.2020
1. Cash in hand, balances with central banks and post office banks		**916 773**		**835 163**
2. Treasury bills and other bills eligible for refinancing with central banks		**37 077 938**		**32 073 906**
3. Loans and advances to credit institutions				
a) repayable on demand	716 307		613 764	
b) other loans and advances	80 146 789		60 275 644	
c) loans	96 910 536		103 720 205	
d) value adjustments	- 62 029		- 80 237	
		177 711 603		**164 529 376**
4. Loans and advances to customers				
a) other loans and advances	377 687		900 604	
b) loans	322 179 482		321 119 208	
c) value adjustments	- 415 234		- 567 532	
		322 141 935		**321 452 280**
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 633 684		5 150 059	
b) issued by other borrowers	7 006 001		7 658 631	
		12 639 685		**12 808 690**
6. Shares and other variable-yield securities		**8 934 240**		**8 745 640**
7. Participating interests		**353 898**		**363 188**
8. Intangible assets		**49 636**		**39 279**
9. Tangible assets		**245 953**		**248 759**
10. Other assets		**114 372**		**37 312**
11. Subscribed capital and reserves, called but not paid		**1 278 798**		**1 438 648**
12. Prepayments and accrued income		**13 322 055**		**13 544 357**
TOTAL ASSETS		**574 786 886**		**556 116 598**

LIABILITIES		30.06.2021 (Unaudited)		31.12.2020
1. Amounts owed to credit institutions				
a) repayable on demand	3 201 107		4 199 057	
b) with agreed maturity or periods of notice	18 677 960		12 316 334	
		21 879 067		**16 515 391**
2. Amounts owed to customers				
a) repayable on demand	1 598 493		1 680 511	
b) with agreed maturity or periods of notice	106 910		20 951	
		1 705 403		**1 701 462**
3. Debts evidenced by certificates				
a) debt securities in issue	440 109 664		425 622 598	
b) others	9 259 461		9 641 151	
		449 369 125		**435 263 749**
4. Other liabilities		**4 423 062**		**4 449 751**
5. Accruals and deferred income		**16 455 327**		**19 382 783**
6. Provisions				
a) pension plans and health insurance scheme	4 054 176		3 818 049	
b) provision in respect of guarantee operations	23 319		22 640	
		4 077 495		**3 840 689**
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		**22 190 715**
8. Reserves				
a) reserve fund	24 879 561		24 328 415	
b) additional reserves	12 786 273		11 888 087	
c) special activities reserve	12 152 954		11 736 896	
d) general loan reserve	2 021 337		2 135 891	
		51 840 125		**50 089 289**
9. Profit for the financial period/year		**1 502 189**		**1 749 853**
10. Equity attributable to minority interest		**1 344 378**		**932 916**
TOTAL LIABILITIES		**574 786 886**		**556 116 598**

20 | SEC report as at June 30, 2021

EIB GROUP CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED JUNE 30, 2021 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		H1 2021 (Unaudited)		H1 2020 (Unaudited)		2020
1. Interest receivable and similar income		10 044 457		15 055 018		18 049 312
2. Interest payable and similar charges		- 8 451 507		- 13 507 280		- 14 980 625
3. Income from securities		293 106		121 815		275 473
4. Commissions receivable		252 209		203 819		484 530
5. Commissions payable		- 172 075		- 138 918		- 327 649
6. Net result on financial operations		70 796		- 163 963		- 176 808
7. Other operating income		62		1 025		5 557
8. General administrative expenses						
a) staff costs	- 564 171		- 497 093		- 1 013 949	
b) other administrative expenses	- 97 817		- 96 755		- 264 271	
		- 661 988		- 593 848		- 1 278 220
9. Value adjustments in respect of tangible and intangible assets						
a) tangible assets	- 11 633		- 11 314		- 29 240	
b) intangible assets	- 5 898		- 5 877		- 18 010	
		- 17 531		- 17 191		- 47 250
10. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		14 825		- 5 705		- 8 350
11. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		161 124		- 416 501		- 222 137
12. Profit for the financial period/year		1 533 478		538 271		1 773 833
13. Profit attributable to minority interest		31 289		10 480		23 980
14. Profit attributable to equity holders of the Bank		1 502 189		527 791		1 749 853

SEC report as at June 30, 2021 | 21

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2021 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2021 (Unaudited)	H1 2020 (Unaudited)	2020
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 533 478**	**538 271**	**1 773 833**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	- 161 124	416 501	222 137
Value adjustments in respect of transferable securities held as financial fixed assets and participating interests	- 14 825	5 705	8 350
Value adjustments in respect of tangible and intangible assets, and write-off	17 505	17 191	47 300
Value (re-)adjustments in respect of shares and other variable-yield securities	- 79 435	- 100 632	158 115
Net interest income	- 1 592 950	- 1 547 738	- 3 068 687
Effect of exchange rate changes	18 692	- 2 269 264	10 530
Loss on operating activities	**- 278 659**	**- 2 939 966**	**- 848 422**
Disbursements of loans and advances to credit institutions and customers	- 16 413 450	- 23 998 863	- 51 605 321
Repayments of loans and advances to credit institutions and customers	24 659 307	22 661 642	48 874 685
Change in other loan and advances	8 284 597	12 845 476	12 798 500
Change in deposits with central banks	- 24 124	- 15 507	1 621
Change in treasury operational portfolios	- 9 419 015	- 3 305 034	510 394
Change in amounts owed to credit institutions and customers	5 367 617	- 761 203	9 134 010
Change in provisions on pension plans and health insurance scheme	236 127	201 235	408 985
Change in provision in respect of guarantee operations	679	15 070	2 825
Change in other assets and other liabilities	- 103 749	52 458	- 58 063
Change in prepayments and accrued income and in accruals and deferred income	25 647	2 584 345	- 2 176 485
Interest received	8 015 796	12 259 581	17 575 162
Interest paid	- 5 866 279	- 10 513 278	- 14 262 269
Net cash from/(used in) operating activities	**14 484 494**	**9 085 956**	**20 355 622**
B. Cash flows from investing activities:			
Securities from Long Term Hedge Portfolio matured during the period/year	507 288	61 000	61 000
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 799 336	- 2 154 823	- 3 109 456
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 805 463	2 525 979	3 307 500
Additions on shares and other variable-yield securities	- 1 010 816	- 526 425	- 2 116 091
Reflows on shares and other variable-yield securities	886 867	219 961	1 159 662
Additions on participating interests	- 46 089	- 29 788	- 69 368
Reflows on participating interests	70 171	7 317	34 803
Purchase of tangible and intangible assets	- 25 055	- 19 655	- 62 285
Net cash from/(used in) investing activities	**2 388 493**	**83 566**	**- 794 235**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	71 443 501	108 253 751	150 299 236
Redemption of debts evidenced by certificates	- 63 370 596	- 93 783 728	- 150 160 396
Member States' contribution	159 850	0	159 850
Purchase / Subscription of EIF shares	387 578	- 13 267	- 13 267
Sale of EIF shares	0	1 760	7 510
Net cash from/(used in) financing activities	**8 620 333**	**14 458 516**	**292 933**
Summary statement of cash flows:			
Cash and cash equivalents at beginning of financial year	**48 074 653**	**29 709 759**	**29 709 759**
Net cash from/(used in):			
Operating activities	14 484 494	9 085 956	20 355 622
Investing activities	2 388 493	83 566	- 794 235
Financing activities	8 620 333	14 458 516	292 933
Effect of exchange rate changes on cash held	121 535	- 290 868	- 1 489 426
Cash and cash equivalents at end of financial period/year	**73 689 508**	**53 046 929**	**48 074 653**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	783 280	759 006	725 794
Money market securities	623 774	9 190 362	2 801 772
Loans and advances to credit institutions and customers:			
Repayable on demand	716 307	623 090	613 764
Other loans and advances	71 566 147	42 474 471	43 933 323
	73 689 508	**53 046 929**	**48 074 653**

22 | SEC report as at June 30, 2021

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2021 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2021 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2021.

The audited consolidated financial statements as at and for the financial year ended December 31, 2020 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2021 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2020.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2021	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	96 910 536	322 179 482	419 090 018
- Undisbursed portion	30 365 083	83 891 298	114 256 381
Aggregate loans granted	127 275 619	406 070 780	533 346 399

Analysis of aggregate loans granted (before provisions) as at December 31, 2020	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	103 720 205	321 119 208	424 839 413
- Undisbursed portion	32 365 353	81 697 777	114 063 130
Aggregate loans granted	136 085 558	402 816 985	538 902 543

Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the "Bank") currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at **June 30, 2021** | 23

Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2021 and as at December 31, 2020 as follows: Value adjustments on loans and advances (in EUR million) Balance sheet caption Type of value adjustment 30.06.2021 31.12.2020 Loans and advances to credit institutions d) value adjustments Collective 0 14 Specific 62 66 Loans and advances to customers c) value adjustments Collective 0 61 Specific 415 507 Total value adjustments 477 648 24 | SEC report as at June 30, 2021

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2021 (UNAUDITED)	AVERAGE RATE (*) 30.06.2021 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2020	AVERAGE RATE (*) 31.12.2020
EUR	252 045 166	1.36	2021/2061	245 471 198	1.52
USD	107 622 762	1.53	2021/2058	102 980 060	1.79
GBP	45 359 633	2.11	2021/2054	42 714 537	2.41
AUD	8 679 541	2.66	2022/2042	8 097 915	3.33
PLN	6 550 740	2.06	2021/2029	6 417 089	2.15
SEK	6 241 717	1.43	2022/2040	6 625 774	1.51
NOK	5 343 256	1.65	2022/2037	5 092 022	1.80
CAD	5 198 241	2.08	2021/2045	4 251 495	2.24
CHF	3 840 893	1.96	2022/2036	4 089 335	2.01
ZAR	2 590 606	7.87	2021/2035	2 529 078	8.02
JPY	1 528 854	1.42	2021/2053	2 191 824	1.12
TRY	1 213 701	10.08	2021/2027	1 407 381	10.14
MXN	1 121 387	6.41	2022/2028	1 359 375	6.09
DKK	783 216	0.71	2024/2031	782 722	0.71
CNY	442 782	2.56	2022/2024	298 909	2.50
CZK	348 616	1.95	2021/2034	338 599	1.94
NZD	293 668	2.42	2021/2028	264 955	2.12
RUB	121 006	4.89	2022/2026	54 665	5.85
HKD	43 340	0.31	2022/2022	131 380	1.56
HUF	0	-	-	165 436	0.82
TOTAL	**449 369 125**			**435 263 749**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2021 and EUR 500m in 2020). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2021, the Bank held 61.26% of the EIF's subscribed capital (58.82% as at December 31, 2020).

Under the terms of the Replacement Share Purchase Undertaking, the Bank was offering to buy the remaining subscribed shares from the EIF's other shareholders for a price of EUR 439,717.18 per share as at June 30, 2021. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

SEC report as at **June 30, 2021** | 25

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2021 (Unaudited)		31.12.2020
Commitments:				
- Undisbursed loans				
- credit institutions	30 365 083		32 365 353	
- customers	83 891 298		81 697 777	
		114 256 381		114 063 130
- Undisbursed shares and other variable-yield securities				
- Undisbursed venture capital operations	4 916 537		4 779 487	
- Undisbursed investment funds	3 199 414		3 273 437	
- EBRD capital uncalled	712 630		712 630	
		8 828 581		8 765 554
- Undisbursed participating interests				
- Undisbursed venture capital operations	593 210		611 372	
		593 210		611 372
- Borrowings launched but not yet settled		1 360 496		223 950
- Undisbursed loan substitutes		196 898		0
- Securities receivable		86 732		0
- Securities payable		42 000		0
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		24 161 809		21 982 164
Assets held on behalf of third parties:				
- Investment Facility - Cotonou	3 807 281		3 578 669	
- Innovation Fund	2 928 967		0	
- Guarantee Fund	2 832 485		2 854 866	
- InnovFin	1 795 591		1 836 483	
- Modernisation fund	1 493 518		0	
- NER300	1 201 165		1 953 380	
- Fund of Funds (JESSICA II)	948 205		851 994	
- CEF	852 391		803 348	
- COSME LGF & EFG	548 822		610 789	
- JESSICA (Holding Funds)	527 853		544 833	
- EU-Africa Infrastructure Trust Fund	513 368		523 196	
- ESIF	458 023		444 895	
- JEREMIE	309 865		311 157	
- SME initiative Italy	264 818		165 539	
- SME initiative Romania	237 052		240 293	
- NPI Securitisation Initiative (ENSI)	190 642		171 248	
- REG	173 816		159 057	
- GF Greece	162 196		162 062	
- Special Section	140 187		182 785	
- Partnership Platform for Funds	140 161		137 152	
- EaSI	105 288		116 387	
- RSFF (incl. RSI)	103 485		105 778	
- DCFTA	101 652		100 929	
- GIF 2007	97 102		67 375	
- SME initiative Bulgaria	91 939		93 965	
- EFSI-EIAH	89 472		16 633	
- InnovFin SME Guarantee	84 501		75 964	
- InnovFin Equity	80 072		60 177	
- ENPI	77 022		94 188	
- SME initiative Finland	66 107		67 943	
- SMEG 2007	61 825		64 996	
- MAP Equity	59 938		53 751	
- AECID	57 931		61 327	
- Private Finance for Energy Efficiency Instrument	53 839		53 745	
- WB EDIF	46 990		48 560	
- Cultural Creative Sectors Guarantee Facility	41 116		43 435	

26 | SEC report as at June 30, 2021

Note E Commitments, contingent liabilities and other memorandum items (in EUR ‘000) (continued)

		30.06.2021 (Unaudited)		31.12.2020
Assets held on behalf of third parties (Continued):				
- NIF Trust Fund	40 274		42 483	
- German Corona Matching Facility (CMF)	31 571		62 423	
- GAGF	30 478		30 781	
- MAP guarantee	30 377		30 445	
- NIF Risk Capital Facility	28 996		28 066	
- FEMIP Trust Fund	26 134		34 663	
- IPA II	25 200		36 137	
- SME initiative Malta	20 434		20 779	
- EPTA Trust Fund	19 480		18 962	
- AGRI	17 340		17 400	
- NPI	14 860		13 349	
- Bundesministerium für Wirtschaft und Technologie	14 606		18 031	
- Natural Capital Financing Facility	10 386		10 731	
- TTA Turkey	7 716		5 938	
- MDD	5 351		2 157	
- Student Loan Guarantee Facility	4 435		4 550	
- GEEREF	3 457		3 548	
- BIF	2 729		4 623	
- PGFF	2 482		2 575	
- Alp GIP	2 410		1 521	
- Central Europe FoF	1 891		1 409	
- RDI Advisory	1 429		0	
- European Technology Facility	1 211		1 068	
- LFA-EIF Facility	1 202		1 826	
- EU Trade and Competiteveness Program	968		1 056	
- GEEREF Technical Support Facility	775		727	
- SME initiative Spain	733		2 018	
- TTP	469		471	
- G43 Trust Fund	284		284	
- GGF	7		7	
- EPPA	0		11	
		21 092 370		**17 054 938**
Other items:				
- Nominal value of interest-rate swaps		**556 613 682**		**538 995 110**
- Nominal value of currency swap contracts payable		**241 573 818**		**226 957 983**
- Nominal value of currency swap contracts receivable		**240 805 531**		**223 256 109**
- Nominal value of short-term currency swap contracts receivable		**26 958 150**		**22 374 714**
- Nominal value of short-term currency swap contracts payable		**26 750 957**		**22 471 884**
- Future contracts		**3 549 465**		**0**
- Currency swaps launched but not yet settled payable		**2 357 442**		**0**
- Currency swaps launched but not yet settled receivable		**2 357 384**		**0**
- Put option granted to EIF minority shareholders		**1 205 705**		**819 467**
- Currency forwards		**540 784**		**551 359**
- Special deposits for servicing borrowings		**19 104**		**810**

SEC report as at **June 30, 2021** | 27

EIB BALANCE SHEET AS AT JUNE 30, 2021 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2021 (Unaudited)		31.12.2020
1. Cash in hand, balances with central banks and post office banks		916 773		835 163
2. Treasury bills and other bills eligible for refinancing with central banks		35 570 967		31 180 452
3. Loans and advances to credit institutions				
a) repayable on demand	555 659		463 568	
b) other loans and advances	80 068 786		60 182 631	
c) loans	96 905 859		103 714 971	
d) value adjustments	- 62 029		- 80 237	
		177 468 275		164 280 933
4. Loans and advances to customers				
a) other loans and advances	377 687		900 604	
b) loans	322 179 482		321 119 208	
c) value adjustments	- 415 234		- 567 532	
		322 141 935		321 452 280
5. Debt securities including fixed-income securities				
a) issued by public bodies	5 598 189		5 148 031	
b) issued by other borrowers	5 923 025		7 045 395	
		11 521 214		12 193 426
6. Shares and other variable-yield securities		8 183 228		8 063 429
7. Participating interests		326 770		334 410
8. Shares in affiliated undertakings		1 549 444		813 089
9. Intangible assets		49 116		38 698
10. Tangible assets		245 688		248 471
11. Other assets		118 789		40 490
12. Subscribed capital and reserves, called but not paid		1 278 798		1 438 648
13. Prepayments and accrued income		13 131 976		13 371 184
TOTAL ASSETS		572 502 973		554 290 673

LIABILITIES		30.06.2021 (Unaudited)		31.12.2020
1. Amounts owed to credit institutions				
a) repayable on demand	3 201 107		4 199 057	
b) with agreed maturity or periods of notice	18 677 960		12 316 334	
		21 879 067		16 515 391
2. Amounts owed to customers				
a) repayable on demand	1 601 081		1 682 533	
b) with agreed maturity or periods of notice	106 910		20 951	
		1 707 991		1 703 484
3. Debts evidenced by certificates				
a) debt securities in issue	440 109 664		425 622 598	
b) others	9 259 461		9 641 151	
		449 369 125		435 263 749
4. Other liabilities		4 597 221		4 581 947
5. Accruals and deferred income		16 230 737		19 165 727
6. Provisions				
a) pension plans and health insurance scheme	3 751 548		3 546 431	
b) provision in respect of guarantee operations	10 844		10 746	
		3 762 392		3 557 177
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
8. Reserves				
a) reserve fund	24 879 561		24 328 415	
b) additional reserves	12 258 631		11 398 958	
c) special activities reserve	12 152 954		11 736 896	
d) general loan reserve	2 021 337		2 135 891	
		51 312 483		49 600 160
9. Profit for the financial period/year		1 453 242		1 712 323
TOTAL LIABILITIES		572 502 973		554 290 673

28 | SEC report as at June 30, 2021

EIB OFF BALANCE SHEET AS AT JUNE 30, 2021 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2021 (Unaudited)		31.12.2020
Commitments:				
- EIF capital uncalled		3 468 800		2 117 600
- Undisbursed loans				
- credit institutions	30 342 083		32 342 353	
- customers	83 891 298		81 697 777	
		114 233 381		114 040 130
- Undisbursed shares and other variable-yield securities				
- Undisbursed venture capital operations	4 078 405		4 041 038	
- Undisbursed investment funds	3 199 414		3 273 437	
- EBRD capital uncalled	712 630		712 630	
		7 990 449		8 027 105
- Undisbursed participating interests				
- Undisbursed venture capital operations	524 105		549 016	
		524 105		549 016
- Borrowings launched but not yet settled		1 360 496		223 950
- Undisbursed loans substitutes		196 898		0
- Securities receivable		86 732		0
- Securities payable		42 000		0
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		22 199 823		16 454 275
Assets held on behalf of third parties :				
- Investment Facility - Cotonou	3 807 281		3 578 669	
- Innovation Fund	2 928 967		0	
- Guarantee Fund	2 832 485		2 854 866	
- EIF	2 277 927		1 193 139	
- InnovFin	1 795 591		1 836 483	
- Modernisation fund	1 493 518		0	
- NER300	1 201 165		1 953 380	
- Fund of Funds (JESSICA II)	948 205		851 994	
- CEF	852 391		803 348	
- JESSICA (Holding Funds)	527 853		544 833	
- EU-Africa Infrastructure Trust Fund	513 368		523 196	
- GF Greece	162 196		162 062	
- Special Section	140 187		182 785	
- Partnership Platform for Funds	140 161		137 152	
- RSFF (incl. RSI)	103 485		105 778	
- EFSI-EIAH	89 472		16 633	
- ENPI	77 022		94 188	
- AECID	57 931		61 327	
- Private Finance for Energy Efficiency Instrument	53 839		53 745	
- DCFTA	52 739		51 874	
- NIF Trust Fund	40 274		42 483	
- NIF Risk Capital Facility	28 996		28 066	
- FEMIP Trust Fund	26 134		34 663	
- IPA II	25 200		36 137	
- EPTA Trust Fund	19 480		18 962	
- Natural Capital Financing Facility	10 386		10 731	
- RDI Advisory	1 429		0	
- EU Trade and Competitiveness Program	968		1 056	
		20 208 650		15 177 550

SEC report as at June 30, 2021 | 29

EIB OFF BALANCE SHEET AS AT JUNE 30, 2021 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000) (continued)

	30.06.2021 (Unaudited)	31.12.2020
Other items:		
- Nominal value of interest-rate swaps	556 613 682	538 995 110
- Nominal value of currency swap contracts receivable	241 573 818	223 256 109
- Nominal value of currency swap contracts payable	240 805 531	226 957 983
- Nominal value of short-term currency swap contracts receivable	26 958 150	22 374 714
- Nominal value of short-term currency swap contracts payable	26 750 957	22 471 884
- Futures contracts	3 549 465	0
- Currency swaps launched but not yet settled payable	2 357 442	0
- Currency swaps launched but not yet settled receivable	2 357 384	0
- Put option granted to EIF minority shareholders	1 205 705	819 467
- Currency forwards	540 784	551 359
- Special deposits for servicing borrowings	19 104	810

30 | SEC report as at June 30, 2021

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2021 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2021 (Unaudited)		H1 2020 (Unaudited)		2020
1.	Interest receivable and similar income		10 037 210		15 046 906		18 033 106
2.	Interest payable and similar charges		- 8 446 786		- 13 503 378		- 14 971 606
3.	Income from securities		269 197		115 557		257 960
4.	Commissions receivable		159 994		128 816		329 160
5.	Commissions payable		- 209 170		- 165 120		- 383 772
6.	Net result on financial operations		63 628		- 136 107		- 160 514
7.	Other operating income		4 895		4 449		15 909
8.	General administrative expenses						
	a) staff costs	- 496 203		- 437 208		- 893 890	
	b) other administrative expenses	- 87 424		- 86 996		- 236 740	
			- 583 627		- 524 204		- 1 130 630
9.	Value adjustments in respect of tangible and intangible assets						
	a) tangible assets	- 11 610		- 11 291		- 29 194	
	b) intangible assets	- 5 890		- 5 873		- 17 998	
			- 17 500		- 17 164		- 47 192
10.	Value (re-)adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings		14 008		- 5 243		- 7 933
11.	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		161 393		- 432 627		- 222 165
12.	Profit for the financial period/year		1 453 242		511 885		1 712 323

SEC report as at June 30, 2021 | 31

EIB CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2021
UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2021 (Unaudited)	H1 2020 (Unaudited)	2020
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 453 242**	**511 885**	**1 712 323**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	- 161 393	432 627	222 165
Value adjustments in respect of tangible and intangible assets, and write-off	17 420	17 164	47 242
Value (re-)adjustments in respect of transferable securities held as financial fixed assets, shares, other variable-yield securities and participating interests	- 76 993	- 102 480	148 413
Net interest income	- 1 590 424	- 1 543 528	- 3 061 500
Effect of exchange rate changes	21 339	- 2 440 364	- 58 831
Loss on operating activities	**- 336 809**	**- 3 124 696**	**- 990 188**
Disbursements of loans and advances to credit institutions and customers	- 16 413 450	- 23 998 863	- 51 605 321
Repayments of loans and advances to credit institutions and customers	24 658 751	22 661 121	48 873 751
Change in other loans and advances	8 269 598	12 926 752	12 813 500
Change in deposits with central banks	- 24 124	- 15 507	1 621
Change in treasury operational portfolios	- 8 337 239	- 3 304 328	467 163
Change in amounts owed to credit institutions and customers	5 368 183	- 760 662	9 134 983
Change in provisions on pension plans and health insurance scheme	205 117	174 397	354 365
Change in provision in respect of guarantee operations	98	13 907	2 628
Change in other assets and other liabilities	- 63 025	61 874	- 32 614
Change in prepayments and accrued income and in accruals and deferred income	25 647	2 584 345	- 2 176 485
Interest received	8 010 178	12 267 986	17 559 625
Interest paid	- 5 864 596	- 10 513 754	- 14 260 904
Net cash from/(used in) operating activities	**15 498 329**	**8 972 572**	**20 142 124**
B. Cash flows from investing activities:			
Purchase / Subscription of EIF shares	- 736 355	- 13 267	- 13 267
Sale of EIF shares	0	1 760	7 510
Securities from Long Term Hedge Portfolio matured during the period/year	507 288	61 000	61 000
Purchase of loan substitutes included in the debt securities portfolios	- 749 336	- 2 039 929	- 2 961 456
Redemption of loan substitutes included in the debt securities portfolios	2 790 411	2 462 562	3 229 575
Additions on shares and other variable-yield securities	- 855 335	- 424 027	- 1 890 666
Reflows on shares and other variable-yield securities	798 562	191 610	1 085 887
Additions on participating interests	- 42 334	- 26 007	- 61 625
Reflows on participating interests	63 949	7 096	31 597
Purchase of tangible and intangible assets	- 25 055	- 19 609	- 61 692
Net cash from/(used in) investing activities	**1 751 795**	**201 189**	**- 573 137**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	71 443 501	108 253 751	150 299 236
Redemption of debts evidenced by certificates	- 63 370 596	- 93 783 728	- 150 160 396
Member States' contribution	159 850	0	159 850
Net cash from/(used in) financing activities	**8 232 755**	**14 470 023**	**298 690**
Summary statement of cash flows:			
Cash and cash equivalents at beginning of financial year	**47 846 444**	**29 468 193**	**29 468 193**
Net cash from/(used in):			
Operating activities	15 498 329	8 972 572	20 142 124
Investing activities	1 751 795	201 189	- 573 137
Financing activities	8 232 755	14 470 023	298 690
Effect of exchange rate changes on cash held	121 535	- 290 868	- 1 489 426
Cash and cash equivalents at end of financial period/year	**73 450 858**	**52 821 109**	**47 846 444**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	783 280	759 006	725 794
Money market securities	623 774	9 190 362	2 801 772
Loans and advances to credit institutions and customers:			
Repayable on demand	555 659	397 270	463 568
Other loans and advances	71 488 145	42 474 471	43 855 310
	73 450 858	**52 821 109**	**47 846 444**

32 | SEC report as at **June 30, 2021**

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES  NOTE A  Basis of presentation  The unaudited condensed financial statements of the European Investment Bank (the “Bank”) as at June 30, 2021 do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2021 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2021.  The audited financial statements as at and for the financial year ended December 31, 2020 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed financial statements as at and for the period ended June 30, 2021 are based on the same principles. For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank’s annual report for the financial year ended December 31, 2020.  NOTE B Summary statement of loans (in EUR ‘000)  Analysis of aggregate loans granted (before provisions) as at June 30, 2021  To intermediary credit institutions  Directly to final beneficiaries  Total  - Disbursed portion  96 905 859322 179 482  419 085 341  - Undisbursed portion  30 342 083  83 891 298  114 233 381  Aggregate loans granted  127 247 942  406 070 780  533 318 722  Analysis of aggregate loans granted (before provisions) as at December 31, 2020  To intermediary credit institutions  Directly to final beneficiaries  Total  - Disbursed portion  103 714 971 321 119 208 424 834 179  - Undisbursed portion  32 342 353 81 697 777 114 040 130  Aggregate loans granted  32 342 353 81 697 777 114 040 130  Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic, the Bank currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.  Moreover, in general, the quality of the Bank’s loan portfolio currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2021 and as at December 31, 2020 as follows: Value adjustments on loans and advances (in EUR million) Balance sheet caption Type of value adjustment 30.06.2021 31.12.2020 Loans and advances to credit institutions d) value adjustments Collective 0 14 Specific 62 66 Loans and advances to customers c) value adjustments Collective 0 61 Specific 415 507 Total value adjustments 477 648 NOTE C Shares in affiliated undertakings The European Investment Fund The capital paid in by the Bank in respect of its subscription of EUR‘000 4,336,000 as at June 30, 2021 (EUR‘000 2,647,000 as at December 31, 2020) to the capital of the European Investment Fund (the “EIF”), with its registered office in Luxembourg, amounted to EUR‘000 1,549,444 as at June 30, 2021 (December 31, 2020: EUR‘000 813,089). As at June 30, 2021, the Bank held 61.26% of the EIF’s subscribed capital (58.82% as at December 31, 2020). Commitment to purchase the remaining EIF shares at a fixed price Under the terms of the Replacement Share Purchase Undertaking, the Bank was offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 439,717.18 per share as at June 30, 2021. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised. 34 | SEC report as at June 30, 2021

NOTE D **Debts evidenced by certificates (in EUR '000)**

PAYABLE IN	OUTSTANDING AT 30.06.2021 (UNAUDITED)	AVERAGE RATE (*) 30.06.2021 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2020	AVERAGE RATE (*) 31.12.2020
EUR	252 045 166	1.36	2021/2061	245 471 198	1.52
USD	107 622 762	1.53	2021/2058	102 980 060	1.79
GBP	45 359 633	2.11	2021/2054	42 714 537	2.41
AUD	8 679 541	2.66	2022/2042	8 097 915	3.33
PLN	6 550 740	2.06	2021/2029	6 417 089	2.15
SEK	6 241 717	1.43	2022/2040	6 625 774	1.51
NOK	5 343 256	1.65	2022/2037	5 092 022	1.80
CAD	5 198 241	2.08	2021/2045	4 251 495	2.24
CHF	3 840 893	1.96	2022/2036	4 089 335	2.01
ZAR	2 590 606	7.87	2021/2035	2 529 078	8.02
JPY	1 528 854	1.42	2021/2053	2 191 824	1.12
TRY	1 213 701	10.08	2021/2027	1 407 381	10.14
MXN	1 121 387	6.41	2022/2028	1 359 375	6.09
DKK	783 216	0.71	2024/2031	782 722	0.71
CNY	442 782	2.56	2022/2024	298 909	2.50
CZK	348 616	1.95	2021/2034	338 599	1.94
NZD	293 668	2.42	2021/2028	264 955	2.12
RUB	121 006	4.89	2022/2026	54 665	5.85
HKD	43 340	0.31	2022/2022	131 380	1.56
HUF	0	-	-	165 436	0.82
TOTAL	**449 369 125**			**435 263 749**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2021 and EUR 500m in 2020). All such borrowings are hedged in full through structured swap operations.

SEC report as at **June 30, 2021** | 35